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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 18, 2007
                                                         -----------------

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                   0-50876             65-1233977
         -------------                   -------             ----------
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                        06770
--------------------------------------------                     -----
(Address of principal executive offices)                       (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY  ARRANGEMENTS OF
              --------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         On December 18, 2007, Naugatuck Valley Savings Bank (the "Bank") and Lee R. Schlesinger, Senior Vice President and Chief Financial Officer of Naugatuck Valley Financial Corporation (the "Company") and the Bank, entered into a Change in Control Agreement amending and restating the change in control agreement between the Bank and Mr. Schlesinger, dated September 30, 2004. Amendments to the original Change in Control Agreement dated September 30, 2004, include the following:

         o The term of the agreement has been extended from a two-year to a three-year term. The term of the agreement may be renewed annually for an additional year after review by the Board of Directors.

         o The severance benefit to be paid to the executive upon his termination without cause, or voluntary resignation under circumstances specified in the agreement, following a change in control of the Company or the Bank has been revised from a two times benefit to a three times benefit equal to the executive's average annual taxable income for the five most recent taxable years. In addition, the medical, dental and life insurance coverage following such termination of employment following a change in control has been extended from 24 to 36 months.

         o Revisions have been made to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and guidance issued with respect to 409A of the Code.

         A copy of the agreement will be filed by the Company as an exhibit to its annual report on Form 10-K for the year ended December 31, 2007.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: January 17, 2008              By: /s/ John C. Roman
                                        --------------------------------------
                                        John C. Roman
                                        President and Chief Executive Officer